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                                                                   EXHIBIT 10.86

                 Call Option Agreement-Participation Letter of Shenzhen E-TIME

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                              CALL OPTION AGREEMENT

JIMMY WEI YU (Identity Card Number: 310106731015081) and JASON NANCHUN JIANG (Identity Card Number: 310109730305521) (hereinafter the "PARTICIPATED PLEDGOR"), and SHENZHEN E-TIME COMMERCIAL CONSULTING CO., LTD. (registered address: Room 802, Zhongdian Information Building, No. 1 Xinwen Road,
Futian District, Shenzhen) (hereinafter the "NEW TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Call Option Agreement among Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter the "CALL OPTION AGREEMENT") dated March 28 2005. The Participating Shareholder hereby grant Focus Media Technology with an irrevocable equity Call Option (hereinafter "CALL OPTION") in respect to 70% and 30% of the equity share of the New Target Company (hereinafter "NEWLY INCREASED EQUITY SHARE") respectively held by the Participating Shareholder. Once this Acknowledgement Letter is executed by the Participating Shareholder and the New Target Company, the New Target Company and the Newly Increased Equity Share shall be deemed to be the "Target Company" and "Option Equity" defined under the Call Option Agreement, and the Participating Shareholder and the New Target Company shall be deemed to have made the same undertakings and warranties related to the New Target Company and Option Equity with those of the Shareholders and Target Companies under the Call Option Agreement have made related to "Target Company" and "Option Equity" (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), and acknowledged and agreed to respectively perform the same obligations in the Call Option Agreement (to the extent that is related and applicable to the Participating Shareholder and the Participated Target Company).


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         Call Option Agreement-Participation Letter of Shenzhen E-TIME

                                [EXECUTION PAGE]

JIMMY WEI YU

Signature by :     /s/ Jimmy Wei Yu
               ------------------------
Date: May 22, 2006

JASON NANCHUN JIANG

Signature by :     /s/ Jason Nanchun Jiang
               --------------------------------
Date: May 22, 2006

SHENZHEN E-TIME COMMERCIAL CONSULTING CO., LTD.
(Company chop)

Signature by:      /s/ Jason Nanchun Jiang
               -------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by:      /s/ Jason Nanchun Jiang
               --------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006